UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 23, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, Item 7.01	Results of Operations and Financial Condition; Regulation FD Disclosure

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index
EX-99.1
EX-99.2

Item 2.02, Item 7.01 Results of Operations and Financial Conditions; Regulation FD Disclosure
On July 23, 2009, Colonial Properties Trust (the “Company”) announced its financial results for the second quarter and year to date period ended June 30, 2009. A copy of the Company’s earnings press release (the “July 23rd Press Release”) is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter and year to date period ended June 30, 2009 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.
Item 8.01 Other Events
In the July 23rd Press Release, the Company provided updates regarding certain activities of Colonial Properties Trust and its subsidiaries, including Colonial Realty Limited Partnership (“CRLP”): (i) financing activities, (ii) repurchases of outstanding unsecured senior notes of CRLP, (iii) disposition and development activity and (iv) certain joint venture transactions. In addition, in the July 23rd Press Release, the Company announced a quarterly dividend. The information contained in the July 23rd Press Release under the headings “Financing Activity”, “Repurchases of Senior Unsecured Debt Securities”, “Disposition Activity”, “Development Activity”, “Joint Venture Transactions” and “Quarterly Dividend on Common Shares” is incorporated by reference herein.
* * *
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
This Current Report on Form 8-K is being filed or furnished (as the case may be) on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Colonial Properties Trust 2nd Quarter 2009 Earnings press release dated July 23, 2009.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: July 23, 2009	By:	/s/ C. Reynolds Thompson, III
		Name:	C. Reynolds Thompson, III
		Title:	Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP
	By:	Colonial Properties Trust, its general partner

Date: July 23, 2009	By:	/s/ C. Reynolds Thompson
C. Reynolds Thompson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Colonial Properties Trust 2nd Quarter 2009 Earnings press release dated July 23, 2009.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2009.